Fixed Assets - Schedule of Fixed Assets (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Total Fixed Assets	$ 639,700	$ 572,385	$ 365,724
Accumulated Depreciation	(203,225)	(143,818)	(29,427)
Fixed assets, net	436,475	428,567	336,297
Equipment [Member]
Total Fixed Assets	75,902	42,643	$ 34,804
Leasehold Improvements [Member]
Total Fixed Assets	11,035
Vehicles [Member]
Total Fixed Assets	$ 552,763	$ 529,742